Emerald Holding, Inc. First Quarter 2025 May 1, 2025 Exhibit 99.2

Legal Disclaimer Forward-Looking Statements The information provided in this presentation is for general informational purposes only. This presentation contains certain forward-looking statements regarding Emerald Holding, Inc. and its subsidiaries (the “Company”), including, without limitation, statements regarding the Company’s ability to continue staging live events and scale its business beyond pre-COVID levels; statements about general economic conditions, or more specifically about the markets in which the Company operates, and the Company’s expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance; the multiple avenues to return to organic growth; expectations regarding interest rates and economic conditions and the Company’s 2025 financial guidance expectations; the Company’s ability to successfully identify and acquire acquisition targets; and the Company’s intention to continue to pay regular quarterly dividends, among others. In particular, the declaration, timing and amount of any future dividends will be subject to the discretion and approval of the Company’s Board of Directors, and will depend on a number of factors. The forward-looking statements contained herein are based on management’s current expectations as well as estimates and assumptions prepared by management as of the date hereof, and although they are believed to be reasonable, they are inherently uncertain and not guaranteed. These statements involve risks and uncertainties outside of the Company’s control that may cause actual results, performance, or achievements, to differ materially and there can be no assurance that the projected results and forward-looking statements in this presentation will prove to be accurate. In addition, even if our results of operations, financial condition and liquidity, and events in the industry in which we operate, are consistent with the forward-looking statements contained in this report, they may not be predictive of results or developments in future periods. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Forward looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe, “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms. For factors that could cause actual results to differ materially from the forward-looking statements in this presentation, please see the risks and uncertainties identified under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings, which are available on the Company’s Investor Relations website at investor.emeraldx.com and on the SEC’s EDGAR website at www.sec.gov. The Company disclaims any obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise. Past results are not indicative of future performance. Industry and Market Information To the extent this presentation includes information concerning the industry and the markets in which the Company operates, including general observations, expectations, market position, market opportunity and market size, such information is based on management's knowledge and experience in the markets in which the Company operates, including publicly available information from independent industry analysts and publications, which the Company believes to be reasonable, but which are inherently uncertain and imprecise. Accordingly, you are cautioned not to place undue reliance on such market and industry information. Non-GAAP Financial Information This presentation also includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and should not be considered as a substitute for or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). The non-GAAP measures included herein may be different from similarly titled non-GAAP measures used by other companies. A reconciliation is provided herein for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Readers are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Participants Hervé Sedky President and Chief Executive Officer David Doft Chief Financial Officer

Key Q1 2025 Takeaways Meaningful progress executing strategy. Strength of portfolio optimization efforts drove year-over-year growth in Revenue of 10.7% and Adjusted EBITDA of 34.7% Repurchased $8.8 million of its common stock at an average price of $4.33 per share in the first quarter On April 30, 2025, Board of Directors authorized an expansion of Emerald’s existing share repurchase program through December 31, 2025 for the repurchase of $25.0 million of Emerald’s common stock Board of Director’s declared dividend for the quarter ending June 30, 2025, of $0.015 per share Emerald received regulatory approval on April 30, 2025, related to the previously announced acquisition of This is Beyond, a London-based luxury travel event business. Emerald expects to close the acquisition in the coming days Reaffirms Full Year 2025 guidance of Revenue in the range of $450 to $460 million and Adjusted EBITDA in the range of $120 to $125 million

Emerald’s Monetization Engine Provides Diverse And Highly Visible Revenue Generation Across Its Three Segments Collection of leading B2B trade shows and conferences that bring together industry-specific communities Revenue is generated from the production of trade shows and conference events, including booth space sales, registration fees and sponsorship fees B2B websites and publications that provide industry specific business news and information across multiple sectors Revenue primarily consists of advertising sales for industry publications and digital products SaaS software enables year-round B2B buying and selling which averages $1 billion per month of wholesale gross transaction volume Revenue consists of subscription revenue, implementation fees and professional services Connections (~90% of FY 2024 Revenue) Content Commerce

Leading B2B Events Provide High ROI Marketing and Lead Generation for Recurring Client Base Source: Deloitte. The CMO Survey: Managing Marketing Technology, Growth and Sustainability – Highlights and Insights Report (Spring 2024). Source: Events Industry Council & Oxford Economics. (2023) 2023 Global Economic Significance of Business Events. Source: Harvard Business Review. (2020). When Do We Really Need Face-to-Face Interactions Source: McKinsey & Company. (2022). The New B2B Growth Equation: Customers Want an Always-On, Personalized, Omnichannel Experience. The Worlds Best Sellers are Giving it To Them. Source: Activate Consulting, Technology & Media Outlook 2025. In-person trade shows and events continue to be an integral part of businesses’ marketing budgets and among the highest ROI Generate leads and sales Introduce new products Build brands Strengthen relationships Educate the market Service customers Fulfill procurement needs Source new suppliers Reconnect with existing suppliers Identify trends Learn about new products / services Network with industry peers Value to Exhibitors Value to Attendees 64% of CMOs plan to increase their investments in in-person events (1) 38 New leads generated, on average, per trade show event (2) 60% of executives report that in-person events – lead to significant knowledge transfer and LT partnerships.(3) 70% of buyers prefer hybrid and in-person experiences where there is increased trust and deeper engagement(4) ~3.0% 2024E-2028E CAGR projected for US B2B trade show market size(5)

Three Pillars of Value Creation Emerald’s focus is on maximizing value of operations and expanding offerings Action the holistic consolidated customer database Focuses on allowing customer to do business on their terms at higher ROI Value-based pricing structure Rigorous, perpetual brand reviews via 3-year brand operating plans across portfolio Improved customer retention Higher revenue per customer Focused investment in evolving brands Optimized event success and customer ROI Customer Centricity Targeted accretive M&A Partnership opportunities Emerald Xcelerator New event and content launches in growth categories Platform acquisitions in new growth categories Tuck-in acquisitions in existing strategic categories Portfolio Optimization Daily content and insights across multiple industries Scaled B2B marketplace Increased cadence of online offerings New revenue streams Powerful first-party data Improved cross selling efforts 365-Day Engagement

History of Acquiring and Integrating High-Quality Events with a Robust Acquisition Pipeline Selected Recent Acquisitions January 2023 Producer of Overland Expo series of vehicle-based, adventure travel consumer shows June 2022 Premier global B2B event and thought leadership platform in the advertising, marketing, media and technology sectors April 2024 Premier conference and leading multi-channel hosted-buyer business Successfully acquired and integrated 30 trade show and B2B brands over the last 10 years into a singular, go-to-market platform Growing footprint through acquisition of high-quality events across key industry verticals Historically, acquisitions purchased in mid-to-high single digits multiple range Ability to achieve cost and revenue synergies in most transactions Accretive M&A potential within a highly fragmented industry at attractive valuations Commentary Emerald Has Completed and Integrated Over 30 Acquisitions Over the Last Decade Totaling Approx. $1.0 bn in Capital Deployed March 2025 Portfolio of events centered around insurance technology Historical # of Acquisitions per Annum 2015 4 2016 5 2018 2 2020 1 2021 2 2019 1 2017 4 2022 2 2023 1 2024 4 Pending May 2025 London-based luxury travel event business. Currently produces seven events globally 2025 3 (1) (1) M&A activity as of May 1, 2025.

9 Adj. EBITDA(1) Free Cash Flow(2) Net Income (Loss) Diluted Income (Loss) Per Share ($ in Millions) ($ in Millions) Excludes insurance proceeds (1) See slide 14 of this presentation for a reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA excluding event cancellation insurance proceeds. (2) The calculation of first quarter 2025 Free Cash Flow excluding event cancellation insurance proceeds, net, includes non-recurring financing fees charged to interest expense of $5.5 million, non-recurring acquisition related transaction costs of $3.7 million, acquisition integration, restructuring-related transition costs of $0.6 million, and non-recurring legal, audit and consulting fees of $1.4 million. The calculation of first quarter 2024 Free Cash Flow excluding event cancellation insurance proceeds, net, includes non-recurring acquisition related transaction costs of $0.3 million, acquisition integration, restructuring-related transition costs of $4.8 million, and non-recurring legal, audit and consulting fees of $0.3 million. The total of these items is $11.2 million and $5.4 million for the quarters ended March 31, 2025 and 2024, respectively. See slide 15 of this presentation for a reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow and Free Cash Flow excluding event cancellation insurance proceeds, net. (3) Consolidated trailing twelve month EBITDA as of March 31, 2025 as defined in the Second Amended and Restated Senior Secured Credit Facilities. Net debt is defined as total principal face value of borrowings outstanding under the Second Amended and Restated Term Loan Facility and Second Amended and Restated Revolving Credit Facilities, less combined cash and cash equivalents. Earnings Results Revenues of $147.7 million Diluted income per share of $0.08 Net income of $15.3 million Adjusted EBITDA, excluding insurance proceeds, of $53.6 million(1) Free cash flow of $10.8 million(2) Highlights and Developments Repurchased ~2.0 million shares in Q1 2025 for $8.8 million at an average price of $4.33 per share On April 30, 2025, Emerald’s Board of Directors authorized an expansion of the existing share repurchase program through 12/31/2025 for the repurchase of $25.0 million of Emerald’s common stock Balance Sheet (as of 3/31/2025) $276.8 million of cash and cash equivalents and full availability on $110 million revolver. Net debt of $238.3 million, including $515.1 million outstanding term loan balance(3) Net debt / EBITDA(3) of 1.9x as of March 31st Approximately 199.6 million common shares outstanding as of March 31st Emerald experienced year over year growth in revenue and Adjusted EBITDA across all categories ($ in Millions) NM Q1 2025 Financial Highlights and Current Liquidity Position

10 ($ in Millions) Revenue and Adjusted EBITDA by Segment Quarterly Connections $112.2 $75.6 $62.0 $90.4 $123.4 $75.0 $62.4 $94.3 $138.3 All Other $10.1 $10.9 $10.5 $11.1 $10.0 $11.0 $10.2 $12.5 $9.4 Total $122.3 $86.5 $72.5 $101.5 $133.4 $86.0 $72.6 $106.8 147.7 Connections $282.6 $340.2 $355.1 All Other $43.3 $42.6 $43.7 Total $325.9 $382.8 $398.8 Annual Connections $49.4 $25.1 $22.5 $39.8 $56.1 $26.4 $23.6 $36.1 $66.2 All Other ($0.3) $1.0 $1.3 $1.6 $0.2 $1.8 $1.6 $2.5 $0.7 Corporate ($12.6) ($11.5) ($13.0) ($5.5) ($15.5) ($12.9) ($12.7) ($5.5) ($13.3) Adj. EBITDA $36.5 $14.6 $10.8 $35.9 $40.8 $15.3 $12.5 $33.1 $53.6 Less: Insurance Proceeds -- -- $2.8 -- $1.0 -- -- $0.5 -- Adj. EBITDA ex-Insurance $36.5 $14.6 $8.0 $35.9 $39.8 $15.3 $12.5 $32.6 $53.6 Revenue Adjusted EBITDA Connections $133.0 $136.8 $142.3 All Other $0.2 $3.6 $6.2 Corporate ($42.2) ($42.6) ($46.8) Adj. EBITDA $91.0 $97.8 $101.7 Less: Insurance Proceeds $34.2 $2.8 $1.5 Adj. EBITDA ex-Insurance $56.8 $95.0 $100.2 Adjusted EBITDA Revenue $147.7

11 2025 Guidance(1) Signals Continued Growth and Margin Expansion Revenue ($ in Millions) Adjusted EBITDA ex-Insurance(1) ($ in Millions) 2025 Revenue Guidance Reaffirm: FY 2025 Revenue expected to be $450 - $460 million (1) Guidance for FY 2025 Revenue of $450-$460 million and Adjusted EBITDA of $120-$125 million, respectively See slide 14 of this presentation for a reconciliation of Net Income (Loss) to Adjusted EBITDA and Adjusted EBITDA excluding event cancellation insurance proceeds. 2025 Adjusted EBITDA Guidance Reaffirm: FY 2025 Adjusted EBITDA(2) expected to be $120-$125 million (1)

Defined as the ratio of net debt to consolidated trailing twelve month EBITDA as defined in the Second Amended and Restated Senior Secured Credit Facilities. Annual Recurring Dividends Re-introduce recurring quarterly cash dividend given free cash flow generative nature of business Gradually increase the dividend over time Current common stock dividend at an annualized level of $12m, ($0.015/share) or $3.0m per quarter Target ongoing payout ratio of up to 25% of FCF Maintain Net Leverage Ratio(1) Target 2.0 – 3.0x long-term Net Leverage Ratio Leverage is 1.9x as of March 31, 2025, which is within the targeted range Opportunistic Share Buybacks Capitalize on stock price volatility by using excess liquidity to buy back stock when accretive to value Ongoing $25 million share repurchase program, representing approx. 3% of the current equity market capitalization Priorities Objectives Actions Capital Allocation and Financial Policy Supplement Organic Growth with M&A Acquire leading B2B events or related assets in existing verticals and/or new, growing verticals to diversify exposure Capture revenue and/or cost synergies Multiple arbitrage Consider B2C events only in existing scale verticals Completed 11 acquisitions over the past 4 years

Appendix

Adjusted EBITDA UNAUDITED RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA (1) Other items for the three months ended March 31, 2025 included: (i) $3.7 million in acquisition-related transaction costs; (ii) $0.6 million in acquisition integration and restructuring-related transition costs; (iii) $1.4 million in non-recurring legal, audit and consulting fees and (iv) $3.1 million in expense related to the remeasurement of contingent consideration. Other items for the three months ended March 31, 2024 included: (i) $0.3 million in acquisition-related transaction costs; (ii) $4.8 million in transition expenses; (iii) $0.3 million in non-recurring legal, audit and consulting fees and (iv) $1.5 million in expense related to the remeasurement of contingent consideration.

Free Cash Flow UNAUDITED RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

Income Statement – Consolidated Emerald UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

Income Statement – Connections Reportable Segment UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) – CONNECTIONS REPORTABLE SEGMENT

Income Statement – All Other Category UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) – ALL OTHER CATEGORY

Income Statement – Corporate-Level Activities UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) – CORPORATE-LEVEL ACTIVITIES